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EXHIBIT 99.1

			MOBILE NATION, INC.
		RESIGNATION AS OFFICER AND DIRECTOR

I, Neal Armstrong, do hereby tender my resignation as an Officer and Director of Mobile Nation, Inc. to be effective immediately.

Neal Armstrong

/S/ Neal Armstrong
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Date 3-30-04